UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

8665 New Trails Drive, Suite 100, The Woodlands, TX 77381
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GTLS	New York Stock Exchange
Depositary shares, each representing 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on December 15, 2025 (the “Mandatory Conversion Date”), each outstanding depositary share (NYSE: GTLS.PRB) (each, a “Depositary Share”) of Chart Industries, Inc. (the “Company”), representing a 1/20th interest in a share of the Company’s 6.75% Series B Mandatory Convertible Preferred Stock (the “Mandatory Convertible Preferred Stock”), will automatically convert into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

Under the applicable certificate of designations (the “Certificate of Designations”), unless earlier converted in accordance with its terms, each outstanding share of Mandatory Convertible Preferred Stock will automatically convert on the Mandatory Conversion Date into a number of shares of Common Stock at the “Mandatory Conversion Rate”, which is based on the arithmetic average of the daily volume-weighted average price of the Common Stock over the 20 consecutive trading day period ending on, and including, December 11, 2025 (the “Final Averaging Period”). Following completion of the Final Averaging Period, the Company determined, in accordance with the Certificate of Designations, that each share of Mandatory Convertible Preferred Stock outstanding on the Mandatory Conversion Date will automatically convert into 7.0520 shares of Common Stock (and, correspondingly, each Depositary Share outstanding on the Mandatory Conversion Date will automatically convert into 0.3526 shares of Common Stock).

The automatic conversion of the Depositary Shares on the Mandatory Conversion Date will occur without any action on the part of holders of Depositary Shares. Holders of Depositary Shares as of the close of business on the Mandatory Conversion Date will be entitled to receive the shares of Common Stock issuable upon conversion of such Depositary Shares.

No fractional shares of Common Stock will be issued in connection with the conversion. Any resulting fractional share will be settled in cash in an amount determined in accordance with the Certificate of Designations.

Trading in the Depositary Shares on the New York Stock Exchange (“NYSE”) is expected to be suspended prior to the opening of trading on the Mandatory Conversion Date, and the Depositary Shares are expected to subsequently be delisted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	President and Chief Executive Officer

Date: December 11, 2025